Investor Presentation March 1, 2018 Exhibit 99 Solutions that DRIVE Productivity

Solutions
that
DRIVE
Productivity
Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (February 28, 2018). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.

Solutions
that
DRIVE
Productivity
Hyster-Yale at a Glance
Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 28.
(2)
ROTCE adjusted to exclude the impact of new U.S. tax reform legislation.  The calculation reflects an unfavorable adjustment to income of $16.6m at Lift Truck, $1.6m at Nuvera and $0.2 at Bolzoni. See reconciliation to GAAP measures in the Financial
Appendix starting on page 28.
Key Metrics
In
millions (except employee data)
FY
12/31/17
Lift Truck
Nuvera
Bolzoni
Revenue
$2,723.8
$3.7
$177.2
Net Income (loss)
$71.8
$(26.7)
$3.9
EBITDA
(1)
$170.6
$(35.1)
$17.6
ROTCE
(1)
(Net debt basis)
17.3% /21.0%
(2)
n/m
2.8%/2.9%
(2)
Net Debt at end of period
$37.2
n/m
$33.6
Approximate # of Employees (globally)
5,700
200
900
FY 12/31/17 Sales by Segment
Separate lift truck, attachment and hydrogen power segments
Americas
63.6%
EMEA
24.8%
JAPIC
6.0%
Bolzoni
5.5%
Nuvera 0.1%

Forklifts
Internal
Combustion
Engine
Lithium-Ion
Reach
Stackers
Big Trucks
Very Narrow Aisle Trucks
Hyster-Yale is a Full-Line Lift Truck Supplier…
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Order Pickers
Reach Trucks
Empty / Laden
Warehouse Equipment
Warehouse Equipment
Over 280 different truck models available
Electric
CB
Electric
CB
Container
Handlers
Internal Combustion
Engine
Counterbalance
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion
Engine
(cushion tire)
Internal Combustion Engine
(pneumatic tire)
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Solutions
that
DRIVE
Productivity

BALYO
NUVERA
Integrated Solutions
• Hydrogen fuel cells
• Telematics solutions
• Specialized attachments
• Automation partnerships
Service Lifecycle Management System
Aftermarket Parts Integration
Mobile Work Order Management
Smart Service Suite
TECHNOLOGY SOLUTIONS
DEALER DBS
Mobile Field Apps
• Service event management
• Fleet management
• Mobile diagnostics
Financing
Customer Portal View
• Clean, consolidated view
• Dashboards
• Telematics driven actionable insights / alerts
• Fleet management tracking
• Parts order fulfillment
Lifecyle Business Intelligence
• Product development
• Predictive maintenance (PdM)
• Data analytics

HYSTER-YALE
MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions
Electric Counterbalanced
Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, 2 & 3
Lead-Acid
Battery
Fuel Cell
Engine
LPG &
Bi-fuel
Diesel Tier 3 /
Stage III
LPG & CNG
Diesel Tier 4 /
Stage IV
Lithium-ion
Battery
CLASS
4 & 5
Power Options
Technology Architecture
Solutions
Attachments
Clamps
Multipallets
Rotators
Sideshifters
Fork
Positioners
Push Pulls
Lifting Tables
Forks
50,000+ assets
under management
Solutions
that
DRIVE
Productivity

Hyster-Yale’s Global Footprint
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture; European
Warehouse Development Center
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Centre
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
European Offices; Research &
Development; Testing Facilities
Billerica, Massachusetts
Hydrogen Power
Business Headquarters;
Research and
Development;
Manufacturing and Sales
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Attachment Manufacture
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Hydrogen Power Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Neu-Isenburg, Germany
Commercial Offices
Weeze, Germany
Experience & Test Center
Solutions
that
DRIVE
Productivity

Maximal Transaction
•
December 6, 2017 announced agreement to acquire 75% of the outstanding shares of, and a controlling interest in,
Zhejiang Maximal Forklift Company Limited (“Maximal”)
Aggregate purchase price $90 million
•
New company, Hyster-Yale Maximal Materials Handling Co. Ltd. (“HY Maximal”), owned 75% by HY and 25% by current
Maximal senior management through Y-C Hong Kong Holding Company Limited
•
Chinese OEM of utility and standard lift trucks selling under the Maximal and SAMUK brands. Founded in Feb 2006,
Maximal is located near Hangzhou and employs nearly 600 people, with a 1.4 million square foot facility
•
Acquisition is expected to be funded by cash on hand
•
Transaction expected to close during first half of 2018
•
Once acquisition is completed, HY Maximal will operate within HY’s JAPIC segment
.
*There can be no assurance that the customary closing conditions and required regulatory approvals will be met, that the acquisition of Maximal will occur or that the anticipated benefits and effects of the transaction will be realized.
Solutions
that DRIVE
Productivity

Maximal Transaction –
Rationale
Low-cost source in China supports growth across our business and enhances ability to meet global customer needs:
•
Further strengthens and broadens HY’s product portfolio
o
Comprehensive range of UTILEV® trucks produced in-house
o
Utility and standard products to meet global markets
o
Rough terrain forklifts
•
Enhances HY’s presence in China, world’s largest market, and growing global utility and standard market segments
•
Expands HY’s low-cost, global manufacturing capabilities
•
Develops access to competitive component sourcing
•
HY Maximal location will serve as strategic center for JAPIC segment, including establishment of Emerging Market Development Center
Manufacturing Capacity Utilization
Expand Markets/ Distribution Network
Component Production
Synergies
Purchasing / Reduce Costs
Broaden Product Range
Solutions
that DRIVE
Productivity

Solutions
that
DRIVE
Productivity
Five Key Perspectives to Emphasize

Global market unit levels expected
to be relatively strong at a high level for next several years
Lift Truck business
objective of 7% operating profit margin in the medium term, with an added focus on
progressive revenue growth and maintaining ROTCE above 20%
Investments being made to expand HY’s product and solutions portfolio and geographic breadth and depth
Core lift truck programs aim to trigger organic
growth through intensified industry focus
Nuvera
remains a venture business with developed technology;
break even within
the next two years

Q1 72
Q1 74
Q1 76
Q1 78
Q1 80
Q1 82
Q1 84
Q1 86
Q1 88
Q1 90
Q1 92
Q1 94
Q1 96
Q1 98
Q1 00
Q1 02
Q1 04
Q1 06
Q1 08
Q1 10
Q1 12
Q1 14
Q1 16

HYSTER-YALE MATERIALS HANDLING

Lift Truck Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 5.4% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
North America Retail Lift Truck Below Peak Trend
_____________________
Source: WITS.  LTM 12/31/17 Orders Reports.
Long-term CAGR (2004 –
2017) = 5.4%
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 12/31/17OrdersReports.
ICE = Internal Combustion Engine
Total Industry  = 1,395k Units
Class 4
ICE
5%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
54%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
10%
Estimated Industry Revenue Mix
Global Lift Truck Industry Breakdown (Units)

872
547
794
975
944
1,010
1,094
1,100
1,182
1,395
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
_____________________
Source: ITA. Represents order intake.
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Europe 33%
Americas 23%
China 27%
Japan 6%
Asia-Pacific 7%
Middle East &
Africa 4%
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4 ICE
2%
Class 5 ICE
36%
Solutions
that
DRIVE
Productivity
Trend                      Upper Limit                            Lower Limit                              NA

60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
-120.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

700.0%
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
-100.0%
-200.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
-120.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
1 Mo RoC
12 Mo RoC

HYSTER-YALE
MATERIALS HANDLING

Solutions
that
DRIVE
Productivity
Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions
that
DRIVE
Productivity

A Positive Profitability Trend
($ in millions)
7% OPERATING PROFIT MARGIN TARGET
4.0%
Gap
2.9%
Gap
Prior Cycle
Market Peak
$57.5
$74.6
$112.2
2.1%
3.0%
4.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2016
2017
Key Variables
Impacting
Performance
Impact on HY
2016
2017
Market Cycle
by Country
_
+
Market Size by Industry
_
+
Market Size by Product
_
= / +
Commodity Prices
=
_
Pricing
_
+
Strength
of Dollar
_
=
Operational Effectiveness
=
+
Core SG&A Expenses
_
_

Solutions
that
DRIVE
Productivity

Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target over
the medium term
Maintain ROTCE
> 20%
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
FY 12/31/17 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
4.1%
Margin
Variances
1.0%
Unit margin
1.2%
Parts/other
(0.2%)
Volume
Variances*
1.9%
Manufacturing
variances/other
0.2%
Operating Expenses
1.7%
Lift Truck Operating Profit Margin % Gap
2.9%
Lift Truck Operating Profit Margin % Target
7.0%
*Expected to achieve with annual sales of 115,000 HY-produced lift truck units, excluding trucks sold by Maximal.

Solutions
that
DRIVE
Productivity

Share Gain Drives Our Economic Engine
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Leader in
Independent
Distribution
Grow in
Emerging
Markets
Leader in Delivery of Industry-
&
Customer-Focused Solutions
Leader in Fuel Cells &
Their Applications
Low Cost of Ownership
& Enhanced Productivity
for Customers
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Leader in the
Attachments
Business
A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Solutions
that
DRIVE
Productivity

Hydrogen-Powered Lift Truck Advantages & Opportunities
N. America
electric trucks sold
per year
175,000+
25-50%
Estimated up to
can benefit from
Fuel cell solutions
Global
850,000+
electric trucks sold
per year
•
Constant power
•
As quick as 3 minute
refuel
•
Operator productivity
gains
•
Environmentally clean
•
No batteries / battery
charging rooms
Lead to Lower Cost of
Ownership
Population of Fuel Cell Powered Lift Trucks in
North America
DOE Hydrogen and Fuel Cells Program Record
Record #: 17003            Date:  5/25/2017
Benefits
Growth Opportunities
Strategy:
•
Establish production of “best in class” fuel cells for material handling industry
•
Engage strength of existing global lift truck distribution network to increase penetration of the fuel cell market through converting existing fuel cell users, increasing penetration of existing lead-acid battery users and building new markets with existing ICE truck users
Trend in population of fuel cell
powered lift trucks in North
America expected to continue
* 2016 is the most recent data available from the DOE at the time of publication of this presentation.
*
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
2012
2013
2014
2015
2016
DOE reported N. America

Solutions
that
DRIVE
Productivity

Companies Using Hydrogen Fuel Cells in Forklift Operations
Amazon
Walmart
Sysco Foods
Ace Hardware
Associated Wholesale
Grocers
Baldor Specialty Foods
BMW
Bridgestone
Canadian Tire
Carter’s
Central Grocers
Coca-Cola
CVS
EARP Distribution
FedEx
General
Motors
Golden State Foods
The Home Depot
Honda
IKEA
Kimberly-Clark/GENCO
Kroger Co.
Lowe’s
LPC
Martignetti
Martin Brower
Mercedes
Nestlé
Waters
Newark Farmers Market
Nissan North America
Proctor & Gamble
Stihl
Testa
Produce
Unified Grocers
United Natural Foods
U.S. Foodservice
U.S.
Postal Service
Volkswagen
Wegmans
Whole Foods Market
WinCo Foods

Solutions
that
DRIVE
Productivity

Strengthening backlog
•
Backlog of over 300 units at 12/31/17
•
Evaluating measured volume increases
Reinstatement of U.S. tax credit expected
to drive higher demand and margins
Strong IP / Patent portfolio
Pipeline of new technologies
Strong base for entry into other industries
Nuvera’s
association with HY provides:
•
Industry and customer expertise
•
Strong distribution channel leverage
•
Financial stability
•
Financing options through HYG Financial Services
•
Product validation process
•
Supply chain leverage and expertise
No longer one player niche market
Growing power source alternative for lift
trucks
Nuvera
Highlights
Existing Users
Gen1
Drop-In
BBR* /
Integrated
Solution
Gen2
Fuel Cell
Hybrid Truck
Engine /
Integrated
Solution
Approximate Engine Power Requirement [kW]
1-3
3-10
10-20
20-30
30-50
50-150
* BBR —
Battery Box Replacement

Solutions
that
DRIVE
Productivity

Business Reconfiguration –
Fuel Cell
Lift Truck Business
Design of Fuel Cell Stacks
and Engines
Reliability
Growth
Engineering
Manufacture of Fuel Cell
Stacks and Engines
Sales &
Marketing to
OEM’s  and Partners
Development of
Hydrogen Compression
Technology & Products
Design of BBR and
Integrated Solutions
Reliability
Growth
Engineering
Manufacture of BBR and
Integrated Solutions
Sales &
Marketing
Product
Support in Field

Solutions
that
DRIVE
Productivity

The Nuvera
Plan 2018 +
Development of supply chain
Increase Mean Time Between Failure (MTBF) to
industry leading levels
Ramp up in fuel cell stack and engine production
Launch of Orion® 2 fuel cell stack with increased
power density and lower cost
Execute partner opportunities
Expansion into EMEA and JAPIC markets
Target break even within the next two years
Profitability at or above Hyster-Yale target
economics over longer term
At
At Lift Truck Business
Build out sales, marketing and product support
Complete product line-up of Battery Box
Replacements (BBR)
Ramp up production of BBR and integrated
solutions at Greenville, NC plant
Fully engage independent dealers in sales,
marketing and service
Provide fuel cell offering to long-term National
Account customers
Continued focus on reducing cost of product to
target costs
Expansion into EMEA and JAPIC markets
Profitability at or above Hyster-Yale target
economics over longer term

BOLZONI
The Material Handling Group

HYSTER-YALE
MATERIALS HANDLING

Solutions
that
DRIVE
Productivity

Bolzoni
Bolzoni
is one of the worldwide leading
manufacturers of lift truck attachments, forks
and lift tables with an extensive product range
2017 Sales by Region
•
Managed as separate business segment
•
Separation to maintain OEM information
integrity
2017 CUSTOMER MIX
Lift
Truck
Manufacturers
–
OEM
Dealers of Lift Trucks & Material
Handling
MARKET /  INDUSTRIES
Logistics                                 Automotive
Food & Beverage                 Pulp & Paper
Appliances & Electronics    Other Material Handling
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial
confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale
Synergy Opportunities
•
Growth of Attachment business in Americas
•
Growth of Lift Truck business in Europe
EMEA
73%
Americas
22%
JAPIC
5%
43%
57%

BOLZONI
The Material Handling Group
UTILEV
THE UTILITY LIFT TRUCK
Tractors India
maximal
NUVERA
GROWTH
BALYO
speedshield technologies
WELLS FARGO
FINANCIAL
HYSTER-YALE
MATERIALS HANDLING

HY Path for Future Growth Includes Other Important Elements…
Through Core Lift Truck
Business Share Gain
Through
Acquisition
Through
Partnership
Through Investment
in New Technologies
Fuel Cells
Automation
Telematics
Solutions
that
DRIVE
Productivity

Strategy Roadmap for Share Gain Through New Account Acquisition
•
Industry segment identification
•
Customers by segment
identification (80/20 rule)
•
Dedicated teams
Share Gain Drivers
•
Targeted messaging
•
Disciplined contact management
through new CRM/CPQ global tool
•
Established base position and grow
penetration over time
Industry / Customer Focus
Geographic
Focus
Industry
Focus
Products &
Solutions
Focus
One-by-
One
Customer Focus
Solutions
that
DRIVE
Productivity

Solutions
that
DRIVE
Productivity
_____________________
(1)
Revenues:  Lift Truck $751.6m ( FY $2,723.8m), Bolzoni
$49.4m (FY $177.2m), Nuvera
$0.4m (FY $3.7m)
(2)
Bolzoni
Q4 & FY Operating Profit includes $1.5m and $5.8m, respectively of amortization on acquired assets
(3)
Operating Profit (Loss) Margin % is calculated based on the respective business segment’s revenues for the respective period.
(4)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 28.
2017 Fourth Quarter and Outlook
2017 Fourth Quarter Highlights                                                                    2018 Outlook
2017
Fourth Quarter
FY 12/31/17
Results
Margins
$ / %
from Q4 16
Results
Margins
Consolidated Revenue
$795.5
(1)
$104.9/ 15.2%
$2,885.2
(1)
Consolidated
Operating Profit
$16.4
2.1%
$8.0
/ 95.2%
$76.0
2.6%
Consolidated
Net Income (Loss)
$(2.4)
n/m
$(14.6)/
n/m
$48.6
1.7%
EBITDA
(4)
$54.5
6.9%
$32.1/ 143.3%
$152.5
5.3%
Lift Truck Operating Profit
$28.9
3.8%
(3)
$9.6
/ 49.7%
$112.2
4.1%
(3)
Bolzoni
Operating Profit
$1.5
(2)
3.0%
(3)
$(0.2)/ n/m
$6.4
(2)
3.6%
(3)
Nuvera Operating
Loss
$(13.9)
n/m
(3)
$(1.3)/ n/m
$(42.0)
n/m
(3)
($ in millions)
LIFT TRUCK
•
Revenues increased 15%, shipments increased 13% over Q4 2016
•
Strong bookings and ending backlog
•
Benefits of increased unit shipments of higher-priced trucks were partly offset by material cost inflation and higher operating expenses
BOLZONI
•
Revenues increased 22% over Q4 2016
NUVERA
•
Nuvera
organizational realignment complete, except transition of BBR manufacturing
•
Operating loss includes $4.9m asset impairment charge on long-lived assets
•
Excluding impairment, operating loss lower on lower production costs
LIFT TRUCK
•
2018 global market expected to be comparable to 2017
•
Sales volumes and unit & parts revenues expected to increase in 2018 over 2017
•
Operating profit expected to increase in 2018 compared to 2017
•
2018 net income expected to increase substantially over 2017 due to absence of tax adjustments made for new U.S. tax reform legislation in 2017
BOLZONI
•
Revenues expected to increase in 2018 compared to 2017
•
Substantial growth in operating profit and net income over 2017
NUVERA
•
2018 operating loss expected to modestly decrease & net loss to be comparable to 2017
•
Target break even within next two years

Solutions
that
DRIVE
Productivity
Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses, including Bolzoni
2015
2016
2017
Annual Dividends
(1)
$18.4m
$1.14/share
$19.2m
$1.18/share
$19.8m
$1.21/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
Investments to commercialize Nuvera’s
technology
  Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2015, 2016 and 2017
(1)

Solutions
that
DRIVE
Productivity
Valuation Approach Needs to Vary By Business
26
Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

HYSTER-YALE MATERIALS HANDLING

Solutions
that
DRIVE
Productivity
A Solid Investment Option
27
HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital

Solutions that DRIVE Productivity Financial Appendix Appendix

Solutions
that
DRIVE
Productivity
Non-GAAP Disclosure
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
EBITDA
is
defined
as
income
(loss)
before
asset
impairment
charges,
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Adjusted
Return
on
Total
Capital
Employed
(“ROTCE”)
is
defined
as
net
income
(loss),
as
reported,
before
interest
expense,
after
tax
and
before
the
impact
of
U.S.
Tax
Reform
legislation,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation
($ in millions)
Year Ended December 31
Consolidated
2013
2014
2015
2016
2017
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      109.8
$        74.7
$        42.8
$        48.6
Nuvera
asset impairment
-
-
-
-
4.9
Noncontrolling
interest income (loss)
0.2
0.4
0.4
(0.5)
0.3
Income tax provision (benefit)
17.2
39.9
29.4
(4.0)
44.9
Interest expense
9.0
3.9
4.7
6.7
14.6
Interest income
(1.8)
(1.1)
(1.5)
(2.0)
(3.6)
Depreciation and amortization expense
30.2
29.7
28.9
39.1
42.8
EBITDA
$      164.8
$      182.6
$      136.6
$        82.1
$      152.5
($ in millions)
Year Ended December 31
Lift Truck
2013
2014
2015
2016
2017
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      111.2
$        89.3
$        66.9
$       71.8
Noncontrolling interest income (loss)
0.2
0.4
0.4
(0.5)
(0.4)
Income tax provision
17.2
40.7
39.4
12.2
59.4
Interest expense
9.0
3.9
4.7
6.9
13.9
Interest income
(1.8)
(1.1)
(1.5)
(3.0)
(3.7)
Depreciation and amortization expense
30.2
29.6
27.3
28.1
29.6
EBITDA
$      164.8
$      184.7
$      159.6
$      110.6
$      170.6
_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results.  EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income, or as an indicator of operating performance. The Company defines EBITDA as income before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation (continued)
($ in millions)
Year Ended December 31
Nuvera
2014
2015
2016
2017
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
$         (23.8)
$       (26.7)
Nuvera
asset impairment
-
-
-
4.9
Noncontrolling
interest income
-
-
-
-
Income tax benefit
(0.8)
(10.0)
(15.8)
(15.3)
Interest expense
-
-
-
-
Interest income
-
-
-
-
Depreciation and amortization expense
0.1
1.6
1.5
2.0
EBITDA
$         (2.1)
$       (23.0)
$       (38.1)
$       (35.1)
9 Months Ended
December 31
Year Ended
December 31
($ in millions)
Bolzoni
2016
2017
Reconciliation of EBITDA
Net income attributable to stockholders
$                (0.3)
3.9
Noncontrolling
interest income
-
0.7
Income tax (benefit) provision
(0.4)
1.0
Interest expense
0.8
0.8
Interest income
-
-
Depreciation and amortization expense
9.5
11.2
EBITDA
$                  9.6
$                   17.6
_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results.  EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income, or as an indicator of operating performance.
The Company defines EBITDA as income before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
$

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Lift
Truck
return
on
capital
employed
excludes
the
average
initial
investment
of
$99.3
million
for
the
acquisition
of
Bolzoni
and
continuing
average
investments
of
$75.6
million
in
Nuvera.
Investment
numbers
are
based
on
a
5-point average.
Reconciliation
of
Return
on
Total
Capital
Employed
/
Adjusted
Return
on
Capital
Employed
(ROTCE)
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
12/31/17
12/31/17
12/31/17
12/31/17
Average Stockholders' Equity (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
$518.8
$571.4
$21.3
$117.7
Average Debt (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
247.9
205.6
2.2
49.0
Average Cash (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
(161.3)
(325.2)
(0.2)
(10.9)
Average capital employed
$605.4
$451.8
$23.3
$155.8
Net income (loss)
$48.6
$71.8
$(26.7)
$3.9
Plus: Interest expense, net
11.0
10.2
-
0.8
Less: Income taxes on interest expense, net at 38%
(4.2)
(3.9)
-
(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$55.4
$78.1
$(26.7)
$4.4
Plus:  Income tax
expense impact of U.S. Tax Reform
38.2
36.4
1.6
0.2
Less:
U.S. Tax Reform impact on equity earnings
(19.8)
(19.8)
-
-
Adjusted
return
on
capital
employed
=
Actual
return
on
capital
employed
less
impact
of
U.S.
tax
reform
$73.8
$94.7
$(25.1)
$4.6
Actual return on capital employed percentage
9.2%
17.3%
n/m
2.8%
Adjusted return on capital employed percentage
12.2%
21.0%
n/m
2.9%
($ in millions)

Solutions
that
DRIVE
Productivity
Cash Flow before Financing Calculation
Consolidated
($ in millions)
Year Ended December 31
2013
2014
2015
2016
2017
Reconciliation of Cash Flow before Financing
Net
cash
provided
by
(used
for)
operating
activities
$152.9
$100.0
$89.4
$(48.9)
$164.7
Net cash used for investing activities
(26.1)
(44.4)
(31.3)
(145.1)
(47.3)
Cash Flow before Financing
$126.8
$55.6
$58.1
$(194.0)
$117.4
.

Solutions that DRIVE Productivity Supplemental Information Appendix

HYSTER

HYSTER-YALE GROUP

Yale

UTILEV® THE UTILITY LIFT TRUCK™

NUVERA®

BOLZONI The Material Handling Group

HYSTER-YALE MATERIALS HANDLING

Solutions
that
DRIVE
Productivity
Hyster founded in
Portland Oregon
as the Willamette
Ersted
Company
1929
1944
1959
Company name
officially changed
to Hyster
Company
First Hyster
container
handling
trucks
1875
1920
Yale  Lock
Mfg. broadens
its scope into
materials
handling
Yale and Towne
launched a new
battery powered
low-lift platform
truck
1963
Yale forklift truck
business merges
with Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
Hyster
introduces the
famous
Monotrol®
pedal
1971
Yale forges a
partnership
with
Sumitomo Ltd
2011
2011
NMHG
introduces the
UTILEV
®
lift
truck for the
utility segment
of the market
2016
2016
1985
Yale acquired
by NACCO
Industries
1989
Hyster
acquired
by NACCO
Industries
NMHG renamed
Hyster-Yale Group
HY completes
acquisition of 100%
of Bolzoni
S.p.A.
The History of Hyster-Yale and its brands
1989
1989
2012
2012
Hyster-Yale
formed as
independent
public company
following spin-
off by NACCO
2014
2014
NMHG, HY’s
operating
company,
acquires Nuvera
to enter the fast-
growing hydrogen
fuel cell market
Hyster and Yale
merge to form
NACCO
Materials
Handling Group
(NMHG)
2017
2017
HY announces
pending
acquisition of
Zhejiang Maximal
Forklift Company

Solutions
that
DRIVE
Productivity
Overview and Sources of Revenue
_____________________
(1)
Represents Hyster-Yale North American Lift Truck unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.6% of total sales.
A leading global lift truck manufacturer in terms of units sold
(2)
Manufacturing
13%
Consumer and
Business Trades
13%
Durable Goods
11%
Natural Resources
& Materials
14%
ICE Units
48%
Electric Units
29%
Bolzoni
5%
Aftermarket
13%
Service, Rental
& Other
5%
National
Accounts
17%
Independent
Dealers
83%
Food and
Beverage
23%
Short-term
Rental 12%
Logistics
14%
#4
Globally in 2016
Large installed lift truck
base that drives parts
sales
Over
830,000
units
worldwide
at
12/31/17
HY sales of 93,400 lift
truck units in 2017
86,900 units sold -
produced in HY
plants
6,500 units sold –
produced
by JV or
other third parties
Additional >
6,900 lift
truck units sold
in Japan
in 2017
Direct sales by JV partner
2017 Retail Lift Truck
Shipments by End Market
(1)
2017 Lift Truck
Distribution Channel Mix
2017 Worldwide Sales by Product

'04 – '17: 2.6% CAGR

HYSTER-YALE MATERIALS HANDLING

Solutions
that
DRIVE
Productivity
Historical Consolidated Revenue
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,570
$2,885
$0
$1,000
$2,000
$3,000
$4,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
($ in millions)

Solutions
that
DRIVE
Productivity
Class 1
Electric
21%
Class 2
Electric
10%
Class 3
Electric
7%
Class 4 ICE
12%
Class 5 ICE
50%
Industry Units by Geography
Lift Truck Unit Class Shipments
Europe
33%
Americas
23%
China
27%
Japan 6%
Asia-
Pacific
7%
Middle
East &
Africa 4%
_____________________
Source: Company: LTM 12/31/17 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
Americas
63%
EMEA
31%
Asia-
Pacific/
Japan
4%
China 2%
_____________________
Source: WITS.  LTM 12/31/17 Orders Reports.
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4
ICE
2%
Class 5
ICE
36%
_____________________
Source: WITS.  LTM 12/31/17 Orders Reports.
ICE = Internal Combustion Engine
Class 1
Electric
21%
Class 2
Electric
9%
Class 3
Electric
29%
Class 4
ICE
9%
Class 5
ICE
32%
_____________________
Source: Company: LTM 12/31/17 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY Lift Truck Units by Class
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
10%
Class 4 ICE
5%
Class 5 ICE
54%
_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
_____________________
Source: Company: LTM 12/31/17 Unit Revenues

Solutions
that
DRIVE
Productivity
Lift Truck Market Size Data
Lift Truck Market Size Data
WITS Orders Basis (1)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Europe
265,896
278,024
312,455
327,173
380,557
445,583
411,107
222,883
299,387
368,286
North America
147,322
155,191
186,192
198,058
212,953
191,384
159,279
98,338
136,050
169,589
Total Americas
158,388
168,471
206,225
221,155
242,186
234,353
200,178
118,835
180,903
224,501
A/P, China and Japan (1a)
138,452
155,094
185,530
201,062
232,438
271,018
260,246
205,114
314,162
381,795
Global Market
562,736
601,589
704,210
749,390
855,181
950,954
871,531
546,832
794,452
974,582
2012
2013
2014
2015
2016
2017
2018E
Europe
351,441
357,452
387,905
412,642
457,333
509,157
515,000
North America
181,191
200,939
219,444
235,128
240,836
266,543
280,000
Total Americas
229,565
252,930
267,546
277,315
280,827
315,395
330,000
A/P, China and Japan (1a)
363,399
399,395
438,510
409,923
443,938
570,443
538,000
Global Market
944,405
1,009,777
1,093,961
1,099,880
1,182,098
1,394,995
1,383,000
(1)  In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
Industry forecast (light blue columns) –
source:  Derived from DRI-WEFA and Oxford Economic Forecasts
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Europe (FEM/JIVA) (3)
150,250
121,922
135,318
152,667
174,953
176,294
187,902
219,615
227,697
274,681
North America (2) (3)
106,590
120,679
154,167
162,725
152,763
178,456
192,192
197,436
205,033
145,967
Total Americas (2) (3)
114,411
127,308
162,261
171,682
168,170
193,413
207,018
209,843
223,499
161,316
A/P, China and Japan (3)
134,635
123,913
119,733
135,050
148,135
148,441
111,848
104,781
122,354
123,780
2002
2003
2004
2005
2006
2007
2008
2009
Europe (FEM/JIVA) (3)
256,717
263,972
286,546
302,158
337,326
382,047
376,945
201,352
North America (2) (3)
144,529
151,911
182,450
194,475
207,919
185,726
149,863
95,562
Total Americas (2) (3)
156,702
166,328
203,552
218,908
238,141
229,509
192,134
115,752
A/P, China and Japan (3)
129,333
146,334
171,000
195,386
222,074
250,684
257,604
199,159
Non-WITS Prior Year Information:
Lift truck market size history –
source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of
Materials Handling ("FEM"), World Industrial Truck Association
(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America.  Prior years are
North America Commercial only.
(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:
Americas -
North America & Government -
Retail bookings
Americas -
Latin America -
Factory bookings
Europe & Japan -
Factory shipments
A/P & China -
Factory bookings

Solutions
that
DRIVE
Productivity
Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions
that
DRIVE
Productivity
Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
that
DRIVE
Productivity
Core Strategic Initiatives Update
Highlights
Initiative
Highlights
Strategic Objective
•
Provide the right product
and solution to meet the
specific needs of different
customers by industry
segment
•
Building industry focused teams to create and ensure
execution to meet industry needs
•
Increasing and realigning sales & marketing resources to
focus on individual industry segments and customers
•
Product fit for application
•
Leveraging Fleet Management Solutions
•
Increased success with large port operators
•
Market leadership in core heavy duty industries, e.g.
Paper, Automotive
•
Major wins in marque warehouse accounts
•
High net promoter score (NPS)
Leader in Delivery of
Industry-
& Customer-
Focused Solutions
Strategic Objective
•
Deliver lowest cost of
ownership and
enhanced productivity
for all customers
based on their specific
application
Initiative
Low Cost of Ownership & Enhanced
Productivity for Customers
•
Premium, Standard and Utility products
•
Improved fuel / energy consumption
•
Engine to electric conversion
•
Strengthening HY’s telematics offering and expanding data
services on growing number of telemetry systems (30K+)
•
Offer multiple power solutions (conventional plus fuel cell and lithium ion)
•
Enhanced Big Truck and warehousing product offering
•
Offering factory fit of specialized Bolzoni
attachments
•
Leverage BALYO automation partnership
Outcome:  Enhanced industry market share through better solutions and customer focus
Outcome: Competitive Advantage across Product Segments

Solutions
that
DRIVE
Productivity
Core Strategic Initiatives Update
Initiative
Initiative
Strategic Objective
Highlights
•
Develop the strongest
independent,
exclusive dealer
network
Leader in
Independent
Distribution
Strategic Objective
Highlights
•
Significant strengthening in core U.S. market
•
Growth of dual-brand coverage
•
New dealers appointed in EMEA
•
Enhanced dealer profitability
•
Excellence programs in all theaters
•
Comprehensive HY support capabilities
Outcome:  Best Distribution Channels in the Industry
Grow in Emerging
Markets
•
Expand market
penetration in emerging
markets
•
Entered into agreement to acquire 75% of outstanding
shares of, and controlling interest in, Zhejiang Maximal
Forklift Company Limited
•
Improved product line-up for China and India through
localization and focused product development
•
Deployed global sales processes
•
Big Truck growth in Southeast Asia
•
Recovery in Brazil market and position
•
Development of long-term partnerships
Outcome: Strengthen Distribution and Increase Share at Accelerated Pace

Solutions
that
DRIVE
Productivity
Core Strategic Initiatives Update
Strategic Objective
Highlights
Initiative
Leader in Fuel Cells
& Their Applications
Outcome: Nuvera
–
Become a leading global fuel cell stack and engine component company selling into distinct industry segments
Lift Truck Applications –
Become provider of choice for fuel cell applications for the materials handling industry
Leader in the
Attachments Business
Outcome: Growing, high return company focused on lift truck attachments and forks
Strategic Objective
Highlights
Initiative
•
Nuvera: Provide
differentiated, cost effective
fuel cell stacks and engines
•
Lift Truck Applications:
Leverage Lift Truck business
expertise to offer
comprehensive forklift
solution offering the lowest
total cost of ownership
•
Nuvera:
•
Global partnership focus
•
Supply chain and manufacturing improvements
•
Increasing mean time between failure
•
Regional expansion
•
Cost reduction
•
Lift Truck Applications:
•
Integration into HY sales, marketing and product
support structure
•
Engaging strong network of independent distributors
in sales and product support
•
Integrating BBR production into HY plants
•
Provide high quality
cost effective material
handling attachment
solutions
•
Preferred supplier to leading lift truck OEM’s
•
Arms-length sales confidentiality with OEM’s
•
Factory-fit option for certain Bolzoni
attachments
•
Enhanced focus on four key industries:
-
Paper
-
White Goods
-
Beverage
-
Automotive

Our Investment in R&D
* Full Product Line –
Class 1 through Class 5, including Big Truck
% of Revenue
Lift Truck R&D Investment
Full Product Line*
2.6%
2.6%
2.7%
2.9%
2.9%
HY
FULL
MIN
COMPETITORS
$ in millions
$69
$71
$69
$71
$78
2013
2014
2015
2016
2017
Solutions
that
DRIVE
Productivity

Customer Data
CAN Data
Over Wi-Fi
Local PC Service Tool
TRD Servers
Service
Hyster Tracker
Yale Vision
Telemetry
Yale

HYSTER-YALE
MATERIALS HANDLING

Areas of Focus
Telematics
•
Internet of Things
•
Asset management
•
Fleet and truck data
•
Use of telematics
•
Partnered approach
•
Camera and laser-
based systems
•
Focus on integration
and value proposition
Automation
Alternative Power
Lead acid
Lithium ion
Fuel cell
Diesel
LPG
Lithium ion
Fuel cell
Battery Box
Solutions
Integrated
solutions
Solutions
that
DRIVE
Productivity

BOLZONI
The Material Handling Group

BOLZONI
AURAMO

MEYER
seit 1953 Made in QUALITY

HYSTER-YALE
MATERIALS HANDLING

Bolzoni’s Brands
BOLZONI
Founded
in
Italy
in
1945,
focus
on
lift
truck
attachments,
forks
and
lift
tables.
A
leading
market
position
through
the
development
of
a
worldwide
network
of
subsidiaries
and
dealers,
as
well
as
strategic
acquisitions.
AURAMO
Founded
in
Finland
in
1947,
focus
on
paper
roll
clamps,
bale
clamps
and
other
specialized
handling
attachments.
The
worldwide
recognized
paper
handling
specialist.
AURAMO
was
acquired
by
BOLZONI
Group
in
2001.
MEYER
Founded
in
Germany
in
1953,
focus
on
a
wide
range
of
lift
truck
attachment
industry.
The
worldwide
recognized
multiple
pallet
handler
inventor.
MEYER
was
acquired
by
BOLZONI
Group
in
2006.
Solutions
that
DRIVE
Productivity

FY 2017 Bolzoni
Revenue by Product Line
€
157,7 M
Forks
€
22,6 M
15%
Lift Table
€
8,4 M
5%
Attachments
€
121,5 M
77%
___________
* Other Revenes
–
Rental business and Customer care.
Note –
Revenue by product line and percentages presented represent 2017 revenues in euros.
Other Revenues*
€
5,2 M
3%
Solutions
that
DRIVE
Productivity